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                                                                   EXHIBIT 99(b)

                            UNITED STATES OF AMERICA
                                   BEFORE THE
                      COMMODITY FUTURES TRADING COMMISSION

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IN THE MATTER OF:               )         CFTC Docket No. 04 - 05
                                )
CMS MARKETING SERVICES AND      )         ORDER INSTITUTING
TRADING COMPANY AND CMS FIELD   )         PROCEEDINGS PURSUANT TO
SERVICES, INC.,                 )         SECTIONS 6(c) AND 6(d) OF THE
                                )         COMMODITY EXCHANGE ACT,
                RESPONDENTS.    )         MAKING FINDINGS AND IMPOSING
                                )         REMEDIAL SANCTIONS
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                                       I.

     The Commodity Futures Trading Commission ("Commission") has reason to believe that CMS Marketing Services and Trading Company ("CMS MS&T") and CMS Field Services, Inc. ("CMS Field Services"), subsidiaries of CMS Energy Corporation ("CMS Energy"), have violated Sections 6(c), 6(d), and 9(a)(2) of the Commodity Exchange Act, as amended (the "Act"), 7 U.S.C. ss.ss. 9, 13b, and 13(a)(2) (2002).(1) Therefore, the Commission deems it appropriate and in the public interest that public administrative proceedings be, and hereby are, instituted to determine whether CMS MS&T and CMS Field Services ("Respondents") engaged in the violations set forth herein, and to determine whether any order should be issued imposing remedial sanctions.


                                       II.

     In anticipation of the institution of an administrative proceeding, Respondents have submitted an Offer of Settlement (the "Offer"), which the Commission has determined to accept. Without admitting or denying the findings of fact herein, Respondents consent to the entry of this Order, and acknowledge service of this Order Instituting Proceedings Pursuant to Sections 6(c) and 6(d) of the Commodity Exchange Act, Making Findings and Imposing Remedial Sanctions ("Order"). Respondents consent to the use by the Commission of the findings herein in this




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(1) On July 2, 2003, CMS Energy announced that it had completed the sale of its
CMS Field Services subsidiary to Cantera Natural Gas, Inc. ("Cantera"). Following the sale, Cantera changed the name of CMS Field Services to Cantera Gas Company. The activity referred to in this Order predates the sale of CMS Field Services to Cantera. References herein to CMS Field Services shall be deemed to apply to Cantera Gas Company.





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proceeding brought by the Commission and in any other proceeding brought by the
Commission or to which the Commission is a party.(2)

                                      III.

   The Commission finds the following:

A. SUMMARY

   From at least November 2000 through September 2002 (the "Relevant Period"), CMS MS&T, then located in Houston, Texas, and CMS Field Services, then located in Tulsa, Oklahoma, reported false information, including price and volume information concerning natural gas cash transactions, to certain reporting firms. Price and volume information is used by reporting firms in calculating published indexes of natural gas prices for various pipeline hubs throughout the United States. During the relevant period, CMS MS&T and CMS Field Services knowingly reported trades that did not occur and reported certain trades at false prices and/or volumes in an attempt to skew the indexes to benefit Respondents' trading positions.

   The Commission recognizes the cooperation of Respondents and CMS Energy during the Division of Enforcement's investigation of this matter.

B. RESPONDENTS

   CMS MS&T is a corporation organized and existing under the laws of the State of Michigan. During all times relevant herein, CMS MS&T provided natural gas, electricity, oil, and coal marketing, risk management, and energy management services to industrial, commercial, utility, and municipal energy users throughout the United States and abroad. CMS MS&T also engaged in wholesale energy trading. CMS MS&T is a wholly owned subsidiary of CMS Enterprises Company, which is a wholly owned subsidiary of CMS Energy.(3)

   CMS Field Services is a corporation organized and existing under the laws of the State of Michigan. During all times, relevant herein, the business of CMS Field Services was to gather and process natural gas. Field Services also engaged in wholesale energy trading. Its principal place of business was located in Tulsa, Oklahoma. CMS Field Services was a wholly owned


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(2) Respondents do not consent to the use of the Offer or the findings in this
Order as the sole basis for any other proceeding brought by the Commission, other than a proceeding brought to enforce the terms of this Order. Respondents do not consent to the use of the Offer or the findings in this Order by any other person or entity in this or any other proceeding. The findings made in this Order are not binding on any other person or entity, including, but not limited to, any person or entity named as a defendant or respondent in any other proceeding.

(3) CMS Energy is a Michigan corporation headquartered in Jackson, Michigan. CMS Energy is, and at all times relevant herein was, a holding company operating through subsidiaries in the United States and in select markets around the world. CMS Energy's subsidiaries engage in electric utility operations, gas utility operations, oil and gas exploration/production, acquisition, development and operation of independent power production facilities, energy marketing and trading, and transportation, storage, and marketing of natural gas.


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subsidiary of CMS Gas Transmission Company, which is a wholly owned subsidiary of CMS Enterprises Company, which is a wholly owned subsidiary of CMS
Energy.

C. FACTS

   1. GAS MARKET PARTICIPANTS' USE OF INFORMATION FROM REPORTING FIRMS

   During the Relevant Period, reporting firms compiled and published indexes of natural gas prices for natural gas hubs throughout the United States. The indexes were calculated based upon trading information, including volume and price information, collected by the reporting firms from market participants. Participants in the natural gas markets use these indexes to price and settle commodity transactions. Moreover, natural gas futures traders refer to the prices published by the reporting firms for price discovery and for assessing price risks. For instance, an increase in prices at a natural gas trading hub signals either stronger demand or weakened supply, and futures traders take account of both price movements and changes in the supply/demand balance when conducting their futures trading.

   2. RESPONDENTS REPORTED FALSE MARKET INFORMATION

   From at least November 2000 to September 2002, Respondents delivered false reports to the reporting firms. The reports, submitted using telephones, faxes, and via electronic mail messages, contained nonexistent trades, as well as certain actual trades in which the price and/or volume was altered. Respondents knowingly delivered false trade information to reporting firms in an effort to skew the indexes to benefit Respondents' trading positions.

D. LEGAL DISCUSSION

   1. BY REPORTING FALSE MARKET INFORMATION, RESPONDENTS VIOLATED SECTION 9(a)(2) OF THE ACT

   Section 9(a)(2) of the Act makes it unlawful for any person "knowingly to deliver or cause to be delivered for transmission through the mails or interstate commerce by telegraph, telephone, wireless, or other means of communication false or misleading or knowingly inaccurate reports concerning crop or market information or conditions that affect or tend to affect the price of any commodity in interstate commerce[.]" See, e.g., United Egg Producers v. Bauer Int'l Corp., 311 F. Supp. 1375, 1383 (S.D.N.Y. 1970) (concluding that false press releases regarding egg importation "tended to affect the price of eggs in interstate commerce"); In re Soybean Futures Litig., 892 F. Supp. 1025, 1046 (N.D. Ill. 1995) (concluding that false reports can influence prices and constitute part of a manipulation claim).

   Respondents violated Section 9(a)(2) of the Act when employees of CMS MS&T and CMS Field Services knowingly delivered false price and volume information to the reporting firms.(4) As discussed above, price and volume information affect or tend to affect the market


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(4) Under Section 2(a)(l)(B) of the Act, 7 U.S.C. ss. 2(a)(l)(B) (2002), and
Section 1.2 of the Commission's Regulations, 17 C.F.R. ss. 1.2 (2003), the act, omission, or failure of any official, agent, or other person acting for any individual, association, partnership, corporation, or trust within the scope of his employment or office shall be


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price of natural gas, including futures prices as traded on the NYMEX. As such,
Respondents violated Section 9(a)(2) of the Act.

   2. BY ATTEMPTING TO MANIPULATE PRICES, RESPONDENTS VIOLATED SECTIONS 6(c), 6(d) AND 9(a)(2) OF THE ACT

   Sections 6(c) and 6(d) of the Act together authorize the Commission to serve a complaint and provide for the imposition of, among other things, civil monetary penalties and cease and desist orders if the Commission "has reason to believe that any person ... has manipulated or attempted to manipulate the market price of any commodity, in interstate commerce, or for future delivery on or subject to the rules of any registered entity ... or otherwise is violating or has violated any of the provisions of [the] Act." Section 9(a)(2) provides that it is unlawful for "[a]ny person to manipulate or attempt to manipulate the price of any commodity in interstate commerce, or for future delivery on or subject to the rules of any registered entity, or to corner or attempt to corner any such commodity."

   The following elements generally are required to show an attempted manipulation: (1) an intent to affect the market price; and (2) some overt act in furtherance of that intent. See In re Hohenberg Bros. Co., [1975-1977 Transfer Binder] Comm. Fut. L. Rep. (CCH) (paragraph) 20,271 at 21,477 (CFTC Feb. 18, 1977). To prove the intent element of manipulation or attempted manipulation, it must be shown that CMS MS&T and CMS Field Services "acted (or failed to act) with the purpose or conscious object of causing or effecting a price or price trend in the market that did not reflect the legitimate forces of supply and demand." In re Indiana Farm Bureau Cooperative Ass'n, [1982-1984 Transfer Binder] Comm. Fut. L. Rep. (CCH) (paragraph) 21,796 at 27,281 (CFTC Dec. 17, 1982). "[I]ntent is the essence of manipulation." Id. at 27,282.

   Respondents specifically intended to report false or misleading or knowingly inaccurate market information concerning, among other things, trade prices and volume of trading in an attempt to manipulate the price of natural gas in interstate commerce. These actions constitute overt acts in furtherance of the attempted manipulation. By so doing, Respondents' conduct constitutes an attempted manipulation under Sections 6(c), 6(d), and 9(a)(2) of the Act, which, if successful, could have affected prices of NYMEX natural gas futures contracts.


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deemed the act, omission, or failure of such individual, association, partnership, corporation, or trust. "[I]t does not matter if the principal participated in or even knew about the agent's acts; he is strictly liable for them." Stotler and Co. v. CFTC, 855 F.2d 1288, 1292 (7th Cir. 1988) (citing Cange v. Stotler, 826 F. 2d 581, 589 (7th Cir. 1987); Rosenthal & Co. v. CFTC, 802 F.2d 963, 966-67 (7th Cir. 1986)). Consequently, Respondent is liable for its employees' violations of the Act.


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                                       IV.

                             FINDINGS OF VIOLATIONS

   Based on the foregoing, the Commission finds that Respondents violated Sections 6(c), 6(d), and 9(a)(2) of the Act, 7 U.S.C. ss.ss. 9, 13b, and 13(a)(2) (2002).

                                       V.

                               OFFER OF SETTLEMENT

   Respondents have submitted an Offer of Settlement in which, without admitting or denying the allegations or the findings herein, they acknowledge service of the Order; admit jurisdiction of the Commission with respect to the matters set forth in this Order and for any action or proceeding brought or authorized by the Commission based upon violations or for enforcement of the Order; waive service and filing of a complaint and notice of hearing, a hearing, all post-hearing procedures, judicial review by any court, any objection to the staff's participation in the Commission's consideration of the Offer, any claim of Double Jeopardy based on the institution of this proceeding or the entry of any order imposing a civil monetary penalty or any other relief, and all claims which they may possess under the Equal Access to Justice Act, 5 U.S.C. ss. 504
(1994) and 28 U.S.C. ss. 2412 (1996), as amended by Pub. L. No. 104-21, ss.ss.
23l-32, 110 Stat. 862-63 (1996), and Part 148 of the Commission's Regulations, 17 C.F.R. ss.ss. 148.1 et seq. (2003), relating to, or arising from, this action; stipulate that the record basis on which this Order is entered consists solely of this Order, including the findings in this Order; and consent to the Commission's issuance of this Order. Pursuant to the Offer of Settlement herein, Respondents and CMS Energy agree to entry of an Order, in which the Commission makes findings, including findings that Respondents violated Sections 6(c), 6(d), and 9(a)(2) of the Act and orders that Respondents cease and desist from violating the provisions of the Act that they have been found to have violated; and Respondents will pay a total civil monetary penalty of Sixteen Million Dollars ($16,000,000); and, Respondents, CMS Energy, and Cantera comply with the conditions and undertakings as set forth in the Offer and this Order.


                                       VI.

ACCORDINGLY, IT IS HEREBY ORDERED THAT:

   1. Respondents shall cease and desist from violating Sections 6(c), 6(d), and 9(a)(2) of the Act;

   2. Respondents will pay a total civil monetary penalty of Sixteen Million Dollars ($16,000,000) within ten (10) business days of the date of the entry of this Order, and make such payment by electronic funds transfer to the account of the Commission at the United States Treasury or by certified check or bank cashier's check made payable to the Commodity Futures Trading Commission and



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      addressed to Dennese Posey, Division of Enforcement, Commodity Futures
      Trading Commission, 1155 21st Street, N.W., Washington, D.C. 20581, under cover of a letter that identifies Respondents and the name and docket number of this proceeding. Copies of the cover letter and the form of payment shall be simultaneously transmitted to Gregory G. Mocek, Director, Division of Enforcement, Commodity Futures Trading Commission, 1155 21st Street, N.W., Washington, D.C. 20581. If payment is not made in accordance with the requirements of this paragraph, Respondents shall be subject to further proceedings pursuant to Sections 6(c) and 6(e)(2) of the Act, 7 U.S.C. ss.ss. 9 and 9a(2) (2002), for violating a Commission Order; and,

   3. Respondents, CMS Energy, and Cantera shall comply with the following conditions and undertakings as specified:

      (a) FUTURE COOPERATION WITH THE GOVERNMENT

          Respondents, CMS Energy, and Cantera shall continue to cooperate fully and expeditiously with the Commission, including the Commission's Division of Enforcement ("Division"), and all other federal government agencies (hereafter, collectively referred to as, the "Government") in any investigation, civil litigation, or administrative matter related to the subject matter of this proceeding or any current or future Government investigation related thereto. Respondents, CMS Energy, and Cantera agree to cooperate fully and expeditiously with the Government's ongoing efforts to discover documents and information related to reporting trade prices and/or volumes to energy reporting services and price indexes. As part of such cooperation, Respondents, CMS Energy, and Cantera agree to:

          (1) preserve all records relating to the subject matter of this proceeding, including, but not limited to, audio files, e-mails, and trading records; and

          (2) comply fully, promptly, and truthfully with any inquiries or requests for information including, but not limited to, inquiries or requests:

              (i)   for authentication of documents;

              (ii) for any documents within their possession, custody, or control, including, inspection and copying of documents;

              (iii) to produce any current (as of the time of the request)
                    officer, director, employee, or agent, regardless of the employee's location and at such location that minimizes Commission travel expenditures, to provide assistance at


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                    any trial, proceeding, or Commission investigation related to the subject matter of this proceeding, including, but not limited to, requests for testimony, depositions, and/or interviews, and to encourage them to testify completely and truthfully in any such proceeding, trial, or investigation; and,

              (iv) for assistance in locating and contacting any prior (as of the time of the request) officer, director, or employee.

             Respondents, CMS Energy, and Cantera also agree that they will not undertake any act that would limit their ability to fully cooperate with the Commission. Respondent CMS MS&T and CMS Energy designate Jerome S. Hirsch of Skadden, Arps, Slate, Meagher & Flom LLP to receive all requests for information pursuant to this undertaking. Respondent CMS Field Services and Cantera designate William H. Penney, General Counsel of Cantera, to receive all requests for information pursuant to this undertaking. Should Respondents, CMS Energy, or Cantera seek to change the designated person to receive such requests, notice shall be given to the Division of such intention fourteen (14) days before it occurs. Any person designated to receive such request shall be located in the United States.

         (b) PUBLIC STATEMENTS

             By neither admitting nor denying the findings of fact, Respondents and CMS Energy agree that neither they nor any of Respondents' and CMS Energy's agents or employees under their authority and control shall take any action or make any public statement denying, directly or indirectly, any findings or conclusions in the Order or creating, or tending to create, the impression that the Order is without factual or legal basis; provided, however, that nothing in this provision shall affect Respondents' and CMS Energy's: (i) testimonial obligations; or (ii) right to take factual or legal positions in other proceedings to which the Commission iS not a party. Respondents and CMS Energy will undertake all steps necessary to assure that all of their agents and employees under their authority and control understand and comply with this agreement.

         (c) MISCELLANEOUS PROVISIONS

             (1) This Order shall inure to the benefit of and be binding on successors, assigns, beneficiaries and administrators of Respondents, CMS Energy, and Cantera.

             (2) If any Respondent, CMS Energy, or Cantera fails to comply with any of the conditions or undertakings of this Order applicable to it, the


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             entity failing to comply shall be subject to further proceedings pursuant to Sections 6(c) and 6(e)(2) of the Act, 7 U.S.C. ss.ss. 9 and 9a(2) (2002) for violating a Commission Order.






By the Commission:

                                           /s/ Jean A. Webb
                                           -------------------------------------
                                           Jean A. Webb
                                           Secretary of the Commission
                                           Commodity Futures Trading Commission






Dated: November 25, 2003








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